Exhibit 10.32

AMENDMENT NO. 1 TO THE

SENIOR UNSECURED TERM LOAN AGREEMENT

AMENDMENT NO. 1 TO THE SENIOR UNSECURED TERM LOAN AGREEMENT dated as of September 17, 2004 (this “Amendment”) among MICHAEL FOODS, INC., a Delaware corporation (formerly, THL Food Products Co., the “Borrower”), M-FOODS HOLDINGS, INC., a Delaware corporation (formerly, THL Food Products Holding Co., “Holdings”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1) Holdings, the Borrower, the Lenders and the Administrative Agent have entered into a Senior Unsecured Term Loan Agreement dated as of November 20, 2003 (the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

(2) At the Borrower’s request, Holdings, the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. Upon, and subject to, the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of “Permitted Holdco Debt” in Section 1.01 of the Credit Agreement is amended by replacing “five (5) years” with “four (4) years” in clause (D) thereof.

(b) Section 7.06(C) of the Credit Agreement is amended by replacing “Holdings” with “Borrower” in the second line thereof.

(c) Section 7.06 of the Credit Agreement is amended by (i) adding “and” immediately following subsection (xiii) and before the proviso and (ii) adding a new subsection (xiv) immediately following subsection (xiii) and before the proviso to read as follows:

“(xiv) Holdings may make Restricted Payments with the proceeds received by it from the issuance of Permitted Holdco Debt or Restricted Payments permitted to be made to it by the Borrower;”

(d) Section 7.06 of the Credit Agreement is further amended by replacing in the proviso immediately after the new subsection (xiv) the phrase “and (xiii)” with the new phrase “(xiii) and (xiv)”.

SECTION 2. Conditions of Effectiveness. The amendments set forth in Section 1 shall become effective as of the date first above written when, and only when, each of the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received counterparts of (i) this Amendment executed by the Borrower, Holdings, the Administrative Agent and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) the consent attached hereto (the “Consent”) executed by each Guarantor.

(b) The representations and warranties made in Section 3 shall be true and correct.

(c) The Administrative Agent shall have received from the Borrower, for the benefit of each Lender that has approved this Amendment by 5:00 PM New York City Time on September 15, 2004, an amendment fee equal to 0.10% of each such Lender’s Pro Rata Share of the Term Facility.

(d) The Borrower shall have paid (i) all fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment or otherwise required to be paid in connection with this Amendment and (ii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment (including fees and expenses of Shearman & Sterling LLP), in each case for which the invoice for such fees and expenses shall have been presented to the Borrower.

SECTION 3. Representations and Warranties. Each of Holdings and the Borrower represents and warrants as follows:

(a) The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any breach or contravention or payment (but not creation of Liens) referred to in clause (ii)(A), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

(b) This Amendment and the Consent have been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each of this Amendment and the Consent and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Loan Party that is party hereto or thereto, as applicable, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and by general principles of equity.

(c) Each of the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date first above written, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(d) No Default has occurred and is continuing before giving effect to the amendments contemplated by this Amendment, and no Default would result from giving effect to this Amendment.

SECTION 4. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(a) The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower agrees that all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) are costs and expenses that the Borrower is required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

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SECTION 7. Governing Law This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MICHAEL FOODS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

M-FOODS HOLDINGS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

BANK OF AMERICA, N.A.,
as Administrative Agent and as Lender

By	/s/ Kevin C. Ahart
Name:	Kevin C. Ahart
Title:	Assistant Vice President

CONSENT

Dated as of September 17, 2004

Each of the undersigned, as Guarantor under, as applicable, (i) the Parent Guaranty dated as of November 20, 2003 or (ii) the Subsidiary Guaranty dated as of November 20, 2003 (collectively, the “Guaranty”), in each case in favor of the Administrative Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

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M-FOODS HOLDINGS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

MICHAEL FOODS OF DELAWARE, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

CASA TRUCKING, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

CRYSTAL FARMS REFRIGERATED DISTRIBUTION COMPANY

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

KMS DAIRY, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

MINNESOTA PRODUCTS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

NORTHERN STAR CO.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

PAPETTI’S HYGRADE EGG PRODUCTS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

M.G. WALDBAUM COMPANY

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

FARM FRESH FOODS, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

PAPETTI ELECTROHEATING CORPORATION

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

WFC, INC.

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary

WISCO FARM COOPERATIVE

By	/s/ Mark D. Witmer
Name:	Mark D. Witmer
Title:	Secretary